Therapy for Chemo-Pretreated Metastatic Urothelial Cancer (mUC) with the Antibody-Drug Conjugate (ADC), Sacituzumab Govitecan (IMMU-132)

Scott T. Tagawa[1], Allyson J. Ocean[1], Elaine Lam[2], Philip Saylor[3], Aditya Bardia[3], Julio J. Hajdenberg[4], Alicia K. Morgans[5], Kevin Kalinsky[6], Matthew D. Galsky[7], Bishoy Faltas[1], Ana Molina[1], Emerson Lim[6], Pius Maliakal[8], Robert M. Sharkey[8], Boyd Mudenda[8], William A. Wegener[8], David M. Goldenberg[8]

[1]Weill Cornell Medicine, New York, NY; [2]University of Colorado Cancer Center, Aurora, CO; [3]Massachusetts General Hospital Cancer Center, Harvard Medical School, Boston, MA; [4]UF Health Cancer Center-Orlando Health, Orlando, FL; [5]Vanderbilt Ingram Cancer Center, Nashville, TN; [6]Columbia University-Herbert Irving Comprehensive Cancer Center, New York, NY; [7]Icahn School of Medicine Mount Sinai, Tisch Cancer Institute, New York, NY; [8]Immunomedics, Inc., Morris Plains, NJ

Abstract #: 327

Background

- Many patients (pts) with metastatic urothelial carcinoma (mUC) pre-treated with standard 1st line therapy have limited options
- Immune checkpoint inhibitors atezolizumab and nivolumab are approved as 2nd line therapy for pts who progress after platinum-based therapy. These biologics primarily impact biomarker-positive pts, with limited activity in unselected pts (< 25% response rates; PFS < 3months; and OS approximately 1 year)[1,2]
- Sacituzumab govitecan (IMMU-132), an anti-Trop-2-SN-38 antibody drug-conjugate (ADC), has shown activity in many chemotherapy- pretreated cancers expressing Trop-2, as reported previously[3]
- Here we present an interim update of the safety and activity of IMMU-132 as therapy for chemotherapy-pretreated mUC patients (ClinicalTrials.gov, NCT01631552)

[1]Rosenberg JE et al, Lancet 2016
[2]Sharma P et al, The Lancet Oncol 2017
[3]Goldenberg et al, Oncotarget 2015

IMMU-132: Anti-Trop-2-SN-38 ADC

IMMU-132: Novel linker and ADC construct


CL2A linker
SN-38
S - IgG
Goldenberg et al, Oncotarget (2015)

- CL2A linker stabilizes lactone ring
  - pH-dependent release of SN-38
- IgG shields glucuronidation site
  - SN-38G serum levels << irinotecan, reducing diarrhea
- Site-specific coupling to 8 interchain thiols delivers high doses of SN-38
  - Average 7.6 SN-38 molecules/IgG

Trop-2: Highly expressed in solid cancers


Example of 3+ staining

- Immunohistology (IHC) used polyclonal goat anti-human Trop-2 antibody
- Positive staining (>10% tumor cells) scored as 3+ (strong), 2+ (moderate), 1+ (weak), 0 (<10% stained)
- Archived tumor samples from 19 mUC patients scored as 3+ (74%), 2+ (16%), 1+ (5%), 0 (5%).
- Overall 90% of mUC patients had moderate-to-strong Trop-2 expression

Patients and Methods

- **Patients (Key Entry Criteria)**
  - Histologically confirmed urothelial cancer
  - Stage IV (metastatic) disease
  - Measurable disease by CT or MRI
  - Progressed during or after ≥1 prior therapies
  - ECOG: 0 or 1
- **IMMU-132 administered at 8 or 10 mg/kg on days 1 and 8 every 21 days, repeated until PD or unacceptable toxicity.**
  - Toxicity managed by dose delay/reduction guidelines
  - G-CSF given at Investigators discretion
- **Scan images for tumor response every 8 weeks**
  - Response evaluation and confirmation as per RECIST v1.1 by Investigators.

Patient Demography and Characteristics

Characteristic (N=44)				
Age, median (range)	68 yrs (41 to 91)			
Gender M/F	41/3			
ECOG (0/1)	9/35			
Prior lines, median (range)	2 (1 to 6)			
Metastatic Sites (N=36)	**N**	**%**	**No. of Organs Involved***	**N (%)**
• Liver	9	25	1	0
• Lymph node	14	39	2	7 (19)
• Lung	14	39	3	10 (28)
• Renal/Adrenal	5	14	4	10 (28)
• Pelvis	9	25	≥5	8 (22)
• Bladder	5	14	*Each lung was counted separately	
• Bone	4	11		

Prior Therapies

Prior Lines of Chemotherapy	N	%	Single Agent	N	%
1	11	25	Cisplatin	34	77
2	10	23	Gemcitabine	34	77
3	14	32	Carboplatin	13	30
≥ 4	9	20	Docetaxel	10	23
Platinum Combinations	38	86	Paclitaxel	10	23
Platinum/Gemcitabine	16	36	BCG	11	25
Platinum/Gemcitabine/Taxane	15	34	Doxorubicin	5	11
Platinum +/- Other	7	15	Methotrexate	6	14
Dose dense (MVAC)	5	11	Vinblastine	5	11
Immune checkpoint inhibitors (I-O)	15	34			

75% of pts ≥ 2 lines of prior therapy

Responders & Stable Disease Over Time


% change in TL from baseline
Months
0 2 4 6 8 10 12 14 16 18 20
20 0 -20 -40 -60 -80 -100
Solid line = completed
dashed line = continuing
CR (confirmed)
PR (confirmed)
PR (confirmation pending)
PR (unconfirmed)
Stable disease

Urothelial Cancers: Best Response By RECIST 1.1

44 enrolled; 36 response evaluable
3 CT assessment pending; 5 had no CT assessment


Best Response
Best % change in TL from baseline
40 20 0 -20 -40 -60 -80 -100
Complete response
Partial response
Partial response (confirmation pending)
Partial response (unconfirmed)
Stable disease
Progression

ORR (11/36) = 31%
- 1 CR (confirmed)
- 10 PR (confirmed)

Other results
- 3 PR (confirmation pending)
- 14 Stable Disease
  - (1 pt >30% and 3 pts ≥20% shrinkage)
- 8 Progression

Clinical Benefit Rate (CBR) (PR+SD ≥ 6 mos) = 52% (15/29)
(N = 29, as 7 of 36 pts with SD, continuing treatment and have not reached 6-mos assessment, were excluded from total.)

Treatment Response to IMMU-132

Prior Therapy	Best Response (%)				Survival (Months)	
	ORR (%)	PRu†	SD	PD	PFS Median (95% CI)	OS Median (95% CI)
Overall (N=36)*	11 (31)	3	14	8	7.2 (6.7, 11.7)	15.5 (8.9, 17.2)
2nd line (N=9)	4 (44)‡	-	5	1	14.6 (11.7, 14.6)	Not met
≥ 3rd line (N=27)	7 (26)	2	9	7	6.9 (3.6, 8.1) P= 0.0012	12.6 (8.1, 16.1)
Prior I-O (N=12)††	2 (17)	1	4	5	3.6 (1.9, 3.6)	8.1 (4.3, 8.1)

*36 response-evaluable pts (received ≥ 2 doses, ≥ 1 response assessment)
†PRu (unconfirmed partial response)
‡One patient achieved a CR
††IMMU-132 was given as ≥ 4th line in 10/12 pts including both responders. Both responders received 2 prior I-O therapies

Duration of Responders and Stable Disease

27/36 pts (75%) with SD or better response


Complete response
Partial response
Partial response (confirmation pending)
Partial response (unconfirmed)
Stable disease
Continuing treatment
Objective response 1st reported
0 2 4 6 8 10 12 14 16 18 20
Months from start of IMMU-132

KM-derived median duration of response for pts CR+PR (N = 11): Median = 7.5 mos (95% CI = 4.4, 12.9)

Median time to 1st objective response *(confirmed, pending, or unconfirmed)* = 1.9 mos (range, 1.7 to 7.4 mos; N = 15)

14/28 (50%) pts with SD or better are still ongoing therapy

Partial Response After 4 Prior Lines (2 I-O's)

- 58 y-o male with inoperable, high-grade papillary UC, treated with cisplatin/ gem/paclitaxel (1st), gemcitabine (2nd), atezolizumab (3rd), nivolumab (4th)
- Non-responsive to both I-Os
- Responded to IMMU-132 with 72% shrinkage
- Response confirmed 1 month later (Jan. 2017)



Baseline MRI
Pelvic Tumor: 6.4 cm



1st Response Assessment
Pelvic Tumor: 1.6 cm

Adverse Events ≥ 20%

Event	All Grades (%)	Grades 3/4 (%)
Nausea	55.6	-
Diarrhea	40.7	3.0
Neutropenia	37.0	29.6
Fatigue	37.0	11.1
Constipation	25.9	-
Anorexia	25.9	-
Pyrexia	22.0	-
Anemia	22.2	-
Vomiting	22.2	-
Febrile Neutropenia	11.1	11.1

PFS and OS for Urothelial Cancers

(Intention-to-treat, N = 41)





31% Reduction After Failing 4 Prior Lines (1 I-O)

- 83 y-o male with high-grade metastatic UC, primarily invading perinephric soft tissue and surgically resected in September 2015
- Unresponsive to all prior lines (carboplatin & gemcitabine, paclitaxel, pembrolizumab, and investigational adenosine A2A receptor)
- Responded to IMMU-132 with liver (5.4 & 1.7 cm), lung (2.0 cm) and bone (6.0 cm) metastases reduced by 31% in February 2017



Baseline CT
Liver tumor: 5.4 cm



Confirmatory CT
Liver tumor 2.0 cm

SUMMARY

- 44 patients received 556 doses (278 cycles) of IMMU-132
- Median number of doses: 6 (range, 1-50)
- 36 Response-Assessable patients (75% ≥ 2 lines of prior therapy)
- Best response: 1 CR, 10 PRs, 19 SDs, 6 PDs
- Objective Response Rate: 31% (11/36) (95% CI: 17%, 48%)
  - 1 prior chemotherapy: 44% (4/9)
  - 2 to 6 prior chemotherapies: 26% (7/27)
  - Prior I-O: 17% (2/12)
- Median duration of response: 7.5 months (95% CI: 4.4, 12.9)
- Clinical benefit rates: PR + SD ≥ 4 mos, 63% ; PR + SD ≥6 mos, 52%
- Median PFS: 7.2 months (95% CI, 6.7, 11.7)
- Median OS: 15.5 months (95% CI, 8.9, 17.2)
- Major grade ≥ 3 toxicity: neutropenia (29.6%), febrile neutropenia (11.1%)
- No treatment-related SAEs or death; no immune reaction to ADC or antibody response

CONCLUSION

With an ORR of 31% and a median duration of response of 7.5 months in a heavily pre-treated population, sacituzumab govitecan (IMMU-132) is an active and promising agent as a 2nd or later-line monotherapy for platinum- or I-O-pretreated, metastatic (stage IV) mUC patients

Sacituzumab govitecan (IMMU-132) is an investigational agent. Drs. Wegener, Sharkey, Maliakal, Mudenda and Goldenberg are employees of Immunomedics which provided funding for the other investigators for the conduct of this trial.